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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                  CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 5, 1999


                        AMERICAN TECHNOLOGIES GROUP, INC.
              (Exact name of registrant as specified in its charter)



           NEVADA                        0-23268              95-4307525
(State or other jurisdiction of       (Commission           (IRS. Employer
 incorporation or organization)       File Number)         Identification No.)



                1017 SOUTH MOUNTAIN AVENUE,  MONROVIA, CA.  91016
                -------------------------------------------------
                (Address of principal executive offices) (zip code)



         Registrant's telephone number, including area code: (626) 357-5000


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On January 5, 1999 New Concept Mining, Inc., a Nevada corporation ("New Concept") a wholly owned subsidiary of American Technologies Group Inc., a Nevada corporation ("ATG") completed the sale of its Manhattan, Nevada mill properties and equipment to Newgold, Inc., a Delaware corporation
("Newgold"), for $1,750,000.

The $1,750,000 purchase price is payable over 5 years and $300,000 of the purchase price shall be credited through improvements to the mill.

The purchase price was determined in arm's length negotiations with Newgold. There is no relationship between Newgold and ATG or any of its affiliates, officers, directors or any associate of any such officer or director.



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        AMERICAN TECHNOLOGIES GROUP, INC.



                                        By:  /s/ Lawrence J. Brady
                                            -------------------------------
                                            Lawrence J. Brady
                                            Chairman of the Board and
                                            Chief Executive Officer



                                         Date:  January 19, 1999

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